     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2002.
                                                      REGISTRATION NO. 333-

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                        PIONEER NATURAL RESOURCES COMPANY
                       PIONEER NATURAL RESOURCES USA, INC.
           (Exact name of registrants as specified in their charters)

             Delaware                                   75-2702753
             Delaware                                   75-2516853
(State or other jurisdiction of            (I.R.S. employer identification no.)
 incorporation or organization)

                      5205 NORTH O'CONNOR BLVD., SUITE 1400
                               IRVING, TEXAS 75039
                                 (972) 444-9001
               (Address, including zip code, and telephone number,
       including area code, of registrants' principal executive offices)

                                   ----------

                               SCOTT D. SHEFFIELD
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        PIONEER NATURAL RESOURCES COMPANY
                      5205 NORTH O'CONNOR BLVD., SUITE 1400
                               IRVING, TEXAS 75039
                                 (972) 444-9001
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   ----------

                                   COPIES TO:

              MARK L. WITHROW                            ROBERT L. KIMBALL
EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL           VINSON & ELKINS L.L.P.
      PIONEER NATURAL RESOURCES COMPANY              3700 TRAMMELL CROW CENTER
   5205 NORTH O'CONNOR BLVD., SUITE 1400                 2001 ROSS AVENUE
           IRVING, TEXAS 75039                          DALLAS, TEXAS 75201
             (972) 444-9001                               (214) 220-7700

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                                 April 25, 2002

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-42315

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE


       TITLE OF EACH                                    PROPOSED              PROPOSED
    CLASS OF SECURITIES         AMOUNT TO BE        MAXIMUM OFFERING      MAXIMUM AGGREGATE         AMOUNT OF
     TO BE REGISTERED          REGISTERED (1)      PRICE PER UNIT (1)    OFFERING PRICE (2)     REGISTRATION FEE
    -------------------        --------------      ------------------    ------------------     ----------------
Debt securities
Guarantees of debt
    securities
     Total                                                                   $25,550,000            $2,350.60
                                                                             ===========            =========

----------
(1)  Not required to be included in accordance with Rule 457(o).

(2) The registrants estimated the proposed maximum aggregate offering price solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                                EXPLANATORY NOTE

     This registration statement is being filed to register an additional $25,550,000 of the debt securities of Pioneer Natural Resources Company, a Delaware corporation, and guarantee of Pioneer Natural Resources USA, Inc., a Delaware corporation, described on the cover page of this registration statement pursuant to Rule 462(b) under the Securities Act of 1933. The contents of the registration statement on Form S-3 (Registration No. 333-42315) filed by Pioneer Natural Resources Company and Pioneer Natural Resources USA, Inc. with the Securities and Exchange Commission on December 15, 1997, as amended by amendment no. 1 thereto filed on January 5, 1998, which was declared effective on January 7, 1998, are incorporated in this registration statement by reference.

     The required opinions and consents are listed on an index to exhibits attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas, on April 25, 2002.

                                 PIONEER NATURAL RESOURCES COMPANY


                                 By: /s/ Scott D. Sheffield
                                     ------------------------------------------
                                     Scott D. Sheffield
                                     Chairman of the Board, President and Chief
                                     Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----
                                         Chairman of the Board of Directors,
                                         President and Chief Executive                     April 25, 2002
        /s/ Scott D. Sheffield           Officer (principal executive officer)
---------------------------------------
          Scott D. Sheffield

                                         Executive Vice President and Chief
                                         Financial Officer (principal
          /s/ Timothy L. Dove            financial officer)                                April 25, 2002
---------------------------------------
            Timothy L. Dove

                                         Vice President and Chief Accounting
                                         Officer (principal accounting
         /s/ Richard P. Dealy            officer)                                          April 25, 2002
---------------------------------------
           Richard P. Dealy

                                         Director                                          April 25, 2002
---------------------------------------
           James R. Baroffio

                   *                     Director                                          April 25 , 2002
---------------------------------------
          R. Hartwell Gardner

                   *                     Director                                          April 25, 2002
---------------------------------------
           James L. Houghton

                   *                     Director                                          April 25, 2002
---------------------------------------
            Jerry P. Jones

                   *                     Director                                          April 25, 2002
---------------------------------------
        Charles E. Ramsey, Jr.


*By:    /s/ Mark L. Withrow
    ----------------------------------
       Mark L. Withrow
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Irving, Texas, on April 25, 2002.

                                 PIONEER NATURAL RESOURCES USA, INC.


                                 By: /s/ Scott D. Sheffield
                                     ------------------------------------------
                                     Scott D. Sheffield
                                     President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                 TITLE                                  DATE
               ---------                                 -----                                  ----

                                         President (principal executive                    April 25, 2002
        /s/ Scott D. Sheffield           officer)
---------------------------------------
          Scott D. Sheffield
                                         Director, Executive Vice President
                                         and Chief Financial Officer
          /s/ Timothy L. Dove            (principal financial officer)                     April 25, 2002
---------------------------------------
            Timothy L. Dove
                                         Vice President and Chief Accounting
                                         Officer (principal accounting
         /s/ Richard P. Dealy            officer)                                          April 25, 2002
---------------------------------------
           Richard P. Dealy


                                         Director                                          April 25, 2002
---------------------------------------
         Dennis E. Fagerstone


          /s/ Mark L. Withrow            Director                                          April 25, 2002
---------------------------------------
            Mark L. Withrow


          /s/ Danny L. Kellum            Director                                          April 25, 2002
---------------------------------------
            Danny L. Kellum

                                INDEX TO EXHIBITS

      EXHIBIT NO.                          DESCRIPTION
      -----------                          -----------
        5.1        Opinion of Vinson & Elkins L.L.P. as to the legality of the securities to be registered

        23.1       Consent of Ernst & Young LLP

        23.2 Consent of Vinson & Elkins L.L.P. (included in the opinion filed as Exhibit 5.1 to this registration statement)

        24.1       Powers of Attorney for Pioneer Natural Resources Company
                   (incorporated by reference to the registrants' registration statement on Form S-3 (no. 333-42315))

        24.2       Powers of Attorney for Pioneer Natural Resources USA, Inc.
                   (incorporated by reference to the registrants' registration statement on Form S-3 (no. 333-42315))